Short Term Loan Receivable	9 Months Ended
Sep. 30, 2025
Short Term Loan Receivable [Abstract]
Short Term Loan Receivable
6.	Short term loan receivable

On May 30, 2025, the Company entered into a secured promissory note agreement with an individual, pursuant to which the Company loaned $127,300 to the borrower. The note incurred interest at a variable rate equal to the U.S. prime rate as published in the Wall Street Journal (7.5%), with interest computed on the basis of a 365-day year and actual days elapsed. The entire principal amount, together with accrued and unpaid interest, was due and payable on or before September 30, 2025.

On July 7, 2025, the outstanding principal and accrued interest totaling $128,294 was fully settled through the transfer of a 10% equity interest in Pacific Sun to the Company. The loan settlement was effected as part of the Company’s acquisition of all outstanding equity interests of Pacific Sun Packaging Inc. (Note 5).